                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of November 26, 1999 for the Collection Period of October 1
                            through October 31, 1999





POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                                   1,231,231,519.20
Discounted Principal Balance                                                                            1,231,231,519.20
Servicer Advance                                                                                            2,825,418.78
Servicer Payahead                                                                                           1,580,862.05
Number of Contracts                                                                                               56,340
Weighted Average Lease Rate                                                                                         7.66%
Weighted Average Remaining Term                                                                                     35.8
Servicing Fee Percentage                                                                                            1.00%

POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                                            832,950,060.83
Discounted Principal Balance                                                                              824,650,955.51
Servicer Advances                                                                                           3,677,333.88
Servicer Pay Ahead Balance                                                                                  2,871,228.49
Maturity Advances Outstanding                                                                              17,837,027.31
Number of Current Contracts                                                                                       47,082
Weighted Average Lease Rate                                                                                         7.65%
Weighted Average Remaining Term                                                                                     11.1
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:

  Initial Deposit Amount                                                                                             30,780,787.98
  Specified Reserve Fund Percentage                                                                                           2.50%
  Specified Reserve Fund Amount                                                                                      30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                                                           5.00%
  Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                                                      61,561,575.96

                                                                      CLASS A                  CLASS B                  TOTAL
                                                                      AMOUNT                    AMOUNT                  AMOUNT
                                                                      ------                    ------                  ------
  Beginning Balance                                                29,553,131.73             1,227,656.25            30,780,787.98
  Withdrawal Amount                                                          -                        -                        -
  Transferor Excess                                                 1,101,866.33                      -               1,101,866.33
                                                                   ---------------------------------------------------------------
  Reserve Fund Balance Prior to Release                            30,654,998.06             1,227,656.25            31,882,654.31
  Specified Reserve Fund Balance                                   29,553,131.73             1,227,656.25            30,780,787.98
  Release to Transferor                                             1,101,866.33                      -               1,101,866.33
                                                                   ---------------------------------------------------------------
  Ending Reserve Fund Balance                                      29,553,131.73             1,227,656.25            30,780,787.98
  Cumulative Withdrawal Amount                                        579,633.03                      -                 579,633.03
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:                                           VEHICLES
                                                                                       --------
  Liquidated Contracts                                                                   148
                                                                                         ---
  Discounted Principal Balance                                                                                       2,667,638.66
  Net Liquidation Proceeds                                                                                          (2,334,513.54)
  Recoveries - Previously Liquidated Contracts                                                                        (161,171.39)
                                                                                                        ---------------------------
  Aggregate Credit Losses for the Collection Period                                                                    171,953.73
                                                                                                        ===========================
  Cumulative Credit Losses for all Periods                                                                          14,567,609.80
                                                                                                        ===========================
  Repossessed in Current Period                                                           84
                                                                                          --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                      ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                                                  CHARGE-OFF RATE
                                                                                                        ---------------------------
    Second Preceding Collection Period                                                                                       0.68%
    First Preceding Collection Period                                                                                        0.41%
    Current Collection Period                                                                                                0.24%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                                                          0.44%
Charge-Off Rate Indicator ( > 1.25%)                                                                             CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------


DELINQUENT CONTRACTS:                                       PERCENT             ACCOUNTS            PERCENT              ANIV
                                                            -------             --------            -------              ----
  31-60 Days Delinquent                                        1.73%               813               1.64%            13,677,010.89
  61-90 Days Delinquent                                        0.09%                41               0.09%               765,056.26
 Over 90 Days Delinquent                                       0.02%                 9               0.02%               171,517.24
                                                                           ---------------------              ---------------------
  Total Delinquencies                                                              863                                14,613,584.39
                                                                           =====================              =====================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR
MORE TO THE OUTSTANDING NUMBER OF RECEIVABLES AS OF
EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                        0.15%
    First Preceding Collection Period                                                                                         0.11%
    Current Collection Period                                                                                                 0.11%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                                           0.12%
Delinquency Percentage Indicator ( > 1.25%)                                                                       CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                    VEHICLES
                                                               --------
  Matured Lease Vehicle Inventory Sold                            275                                                 4,369,184.49
  Net Liquidation Proceeds                                                                                           (3,855,402.03)
                                                                                                                     -------------
  Net Residual Value (Gain) Loss                                                                                        513,782.46
                                                                                                                     =============
  Cumulative Residual Value (Gain) Loss all periods                                                                  10,426,492.61
                                                                                                                     =============

                                                                                                     AVERAGE             AVERAGE
                                               NUMBER          SCHEDULED          SALE           NET LIQUIDATION         RESIDUAL
MATURED VEHICLES SOLD FOR                       SOLD           MATURITIES         RATIO              PROCEEDS              VALUE
                                                ----           ----------         -----              --------              -----
EACH COLLECTION PERIOD:
  Second Preceding Collection Period            723               752              96.14%            14,237.60           16,132.29
  First Preceding Collection Period             368                88             100.00%            14,207.14           15,989.17
  Current Collection Period                     275                93             100.00%            14,019.64           16,220.26
  Three Month Average                                                                                14,185.52           16,111.44
                                                                                                                     -------------
Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                              88.05%
                                                                                                                     -------------
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                    AMOUNT/RATIO            TEST MET?
---------------                                                                          ------------            ---------
a) Number of Vehicles Sold GREATER THAN25% of Scheduled Maturities                           100.00%                 YES

b) Number of Scheduled Maturities GREATER THAN500                                                93                   NO

c) 3 Month Average Matured Leased Vehicle Proceeds LESS THAN75% of Avg. Residual Values       88.05%                  NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                           CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of November 26, 1999 for the Collection Period of October 1
                            through October 31, 1999



-----------------------------------------------------------------------------------------------------------------------------------
                                                                          CERTIFICATE BALANCE        CLASS A1         CLASS A2
                                                                          -------------------        --------         --------
                                                                TOTAL      PERCENT     BALANCE        BALANCE          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                  98.00%
---------
  Interest Collections                                       6,469,375.99
  Net Investment Income Earned                                  18,611.72
  Non-recoverable Advances                                     (78,074.79)
                                                            --------------
    Available Interest                                       6,409,912.92           5,938,458.15        -          4,845,591.00
  Class A1, A2, A3 Notional Interest Accrual Amount         (3,830,614.58)         (3,830,614.58)       -         (3,439,583.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -
  Interest Accrual for Adjusted Class B Certificate Bal.      (415,406.25)           (415,406.25)
  Class B Interest Carryover Shortfall                                -
  Servicer's Fee                                              (716,535.13)           (663,833.33)
  Capped Expenses                                              (24,065.00)            (22,295.00)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                  -                      -
  Uncapped Expenses                                                   -                      -
                                                            --------------          ------------
  Total Unallocated Interest                                 1,423,291.96           1,006,308.99
  Excess Interest to Transferor                                                    (1,006,308.99)
                                                            --------------          ------------
  Net Interest Collections Available                         1,423,291.96                    -
  Interest Collections Allocated to Losses                    (635,299.69)
  Accelerated Principal Distribution                          (173,531.26)
                                                            --------------
  Deposit to Reserve Fund                                      614,461.01
                                                            --------------
  Withdrawal from Reserve Fund                                        -
                                                            --------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                         (685,736.19)           (635,299.69)
  Loss Reimbursement from Transferor Interest                  635,299.69             635,299.69
  Loss Reimbursement from Transferor Principal                        -                      -
  Loss Reimbursement from Reserve Fund
                                                            --------------          ------------
  Ending Certificate Principal Loss Amount                     (50,436.50)                   -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
                                                            --------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
                                                            --------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
                                                            --------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
                                                            --------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                487,405.31                    -              -
  Allocations - Current Period                              26,354,248.93                    -              -
  Allocations - Accelerated Principal Distribution             173,531.26                    -              -
  Allocations - Accelerated Principal Distribution Adj.               -                      -              -
  Allocations - Not Disbursed Beginning of Period                     -                      -              -
  Allocations - Not Disbursed End of Period                           -                      -              -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                614,461.01                    -              -               -
  Allocations - Current Period                               4,246,020.83           4,246,020.83            -      3,439,583.33
  Allocations - Not Disbursed Beginning of Period            4,246,020.83           4,246,020.83            -      3,439,583.33
  Allocations - Not Disbursed End of Period                  8,492,041.66           8,492,041.66            -      6,879,166.66
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                              1,101,866.33
  Due To Trust                                              30,755,189.30           4,227,409.11            -      3,424,396.77
                                                            --------------          ------------        ---------  ------------
  Total Due To Trust                                        31,857,055.63           4,227,409.11            -      3,424,396.77
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A3        CLASS B            TRANSFEROR INTEREST
                                                                 --------        -------            -------------------
                                                                  BALANCE        BALANCE        INTEREST         PRINCIPAL
                                                                                                2.00%
INTEREST:
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances
    Available Interest                                         542,333.46       550,533.69      471,454.77
  Class A1, A2, A3 Notional Interest Accrual Amount           (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                       (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                                (52,701.79)
  Capped Expenses                                                                                (1,770.00)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                                    -
                                                                                              -------------
  Total Unallocated Interest                                                                    416,982.98
  Excess Interest to Transferor                                                               1,006,308.99
                                                                                              -------------
  Net Interest Collections Available                                                          1,423,291.96
  Interest Collections Allocated to Losses                                                     (635,299.69)
  Accelerated Principal Distribution                                                           (173,531.26)
                                                                                              -------------
  Deposit to Reserve Fund                                                                       614,461.01
                                                                                              -------------
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                          (635,299.69)                       (50,436.50)
  Loss Reimbursement from Transferor Interest                                   635,299.69     (635,299.69)
  Loss Reimbursement from Transferor Principal                                         -
  Loss Reimbursement from Reserve Fund
  Ending Certificate Principal Loss Amount                                                     (635,299.69)       (50,436.50)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                   487,405.31
  Allocations - Current Period                                                                                 26,354,248.93
  Allocations - Accelerated Principal Distribution                                                                173,531.26
  Allocations - Accelerated Principal Distribution Adj.
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                           -                -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                -        614,461.01
  Allocations - Current Period                                 391,031.25       415,406.25             -
  Allocations - Not Disbursed Beginning of Period              391,031.25       415,406.25             -
  Allocations - Not Disbursed End of Period                    782,062.50       830,812.50             -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                                                 614,461.01        487,405.31
  Due To Trust                                                 389,331.52       413,680.82                     26,527,780.19
                                                             -------------    -------------  -------------     --------------
  Total Due To Trust                                           389,331.52       413,680.82      614,461.01     27,015,185.50
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of November 26, 1999 for the Collection Period of October 1
                            through October 31, 1999


-----------------------------------------------------------------------------------------------------------------------------------
                                                                CERTIFICATE BALANCE               CLASS A1
                                                                -------------------               --------
                                                 TOTAL          PERCENT      BALANCE        PERCENT         BALANCE       PERCENT
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)       1,231,231,519.20
Discounted Principal Balance                1,231,231,519.20
Initial Notional/Certificate Balance                     -       100.00%  1,206,600,000.00   33.98%      410,000,000.00    53.87%
Percent of ANIV                                                                      98.00%                       33.30%
Certificate Factor                                                               1.0000000                    1.0000000
Notional/Certificate Rate                                                                                          6.20%
Targeted Maturity Date                                                                               September 27, 1999
Servicer Advance                                2,825,418.78
Servicer Payahead                               1,580,862.05
Number of Contracts                                   56,340
Weighted Average Lease Rate                             7.66%
Weighted Average Remaining Term                         35.8
Servicing Fee Percentage                                1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                859,842,151.57
Discounted Principal Balance                  852,700,305.92
Notional/Certificate Balance                                                796,600,000.00                          -
Adjusted Notional/Certificate Balance                                       796,600,000.00                          -
Percent of ANIV                                                                      92.64%                         -
Certificate Factor                                                               1.0000000                          -
Servicer Advances                               3,496,575.62
Servicer Pay Ahead Balance                      3,010,014.69
Maturity Advances Outstanding                  44,364,807.50
Number of Current Contracts                           48,109
Weighted Average Lease Rate                             7.65%
Weighted Average Remaining Term                         12.0

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value              832,950,060.83
  Discounted Principal Balance                824,650,955.51
  Notional/Certificate Balance                                              796,600,000.00                          -
  Adjusted Notional/Certificate Balance                                     796,600,000.00                          -
  Percent of ANIV                                                                    95.64%                         -
  Certificate Factor                                                             1.0000000                          -
  Servicer Advances                             3,677,333.88
  Servicer Pay Ahead Balance                    2,871,228.49
  Maturity Advances Outstanding                17,837,027.31
  Number of Current Contracts                         47,082
  Weighted Average Lease Rate                           7.65%
  Weighted Average Remaining Term                       11.1

Prior Certificate Interest Payment Date   September 27, 1999
Next Certificate Interest Payment Date        March 27, 2000
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A2                  CLASS A3              CLASS B    TRANSFEROR INTEREST
                                                     --------                  --------              -------    -------------------
                                               BALANCE        PERCENT     BALANCE      PERCENT       BALANCE           BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance          650,000,000.00    6.03%   72,750,000.00   6.12%       73,850,000.00    24,631,519.20
Percent of ANIV                                        52.79%                    5.91%                       6.00%            2.00%
Certificate Factor                                 1.0000000                1.0000000                   1.0000000
Notional/Certificate Rate                               6.35%                    6.45%                       6.75%
Targeted Maturity Date                    September 25, 2000           March 26, 2001          September 25, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                  650,000,000.00            72,750,000.00               73,850,000.00    63,242,151.57
Adjusted Notional/Certificate Balance         650,000,000.00            72,750,000.00               73,850,000.00    63,242,151.57
Percent of ANIV                                        75.60%                    8.46%                       8.59%            7.36%
Certificate Factor                                 1.0000000                1.0000000                   1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                650,000,000.00            72,750,000.00               73,850,000.00    36,350,060.83
  Adjusted Notional/Certificate Balance       650,000,000.00            72,750,000.00               73,850,000.00    36,350,060.83
  Percent of ANIV                                      78.04%                    8.73%                       8.87%            4.36%
  Certificate Factor                               1.0000000                1.0000000                   1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                             VEHICLES
---------------------------------                                             --------
Principal Collections                                                                                  9,600,285.20
Prepayments in Full                                                              594                  10,108,883.39   -
                                                                                 ---
Reallocation Payment                                                             10                      146,099.00
                                                                                 --
Interest Collections                                                                                   6,469,375.99
Net Liquidation Proceeds and Recoveries                                                                2,495,684.93
Net Liquidation Proceeds - Vehicle Sales                                                               3,855,402.03
Non-Recoverable Advances                                                                                 (78,074.79)
                                                                                                      -------------
Total Available                                                                                       32,597,655.75
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                            Amount                              Annual Amount
                                                                      ----------                             -------------
   Total Capped and Uncapped Expenses Paid                             24,065.00                               312,845.00
   Capped and Uncapped Expenses Due                                          -                                        -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                                716,535.13
   Servicer's Fee Balance Due                                                -
 SUPPLEMENTAL SERVICER'S FEES                                         104,129.41
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

REVOLVING PERIOD:                                                                        VEHICLES                   AMOUNT
-----------------                                                                        --------                   ------
Beginning Unreinvested Principal Collections
Principal Collections & Liquidated Contracts
Allocation to Subsequent Contracts
Ending Unreinvested Principal Collections                                                                                -
                                                                                                                    ------
-----------------------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
----------------------------------------------------------------------
Holly Pearson, Treasury Manager